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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                                 August 19, 2002


                               KASPER A.S.L., LTD.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                    0-24179                  22-3497645
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
        Incorporation)               File Number)           Identification  No.)


                    77 METRO WAY, SECAUCUS, NEW JERSEY 07094
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               (Address of Principal Executive Offices) (Zip Code)


                                 (201) 864-0328
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)        Exhibits

           Exhibit No.                    Document Description
           -----------                    --------------------

              99.1         Certification of Chief Executive Officer Pursuant to
                           Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

              99.2         Certification of Chief Financial Officer Pursuant to
                           Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE

On August 19, 2002, in connection with the Company's filing of its Quarterly Report on Form 10-Q for the period ended June 29, 2002 (the "Form 10-Q"), filed with the SEC, each of John D. Idol, Chairman and Chief Executive Officer (principal executive officer) of Kasper A.S.L., Ltd. (the "Company"), and Joseph
B. Parsons, Executive Vice President - Chief Financial Officer (principal financial officer), of the Company, submitted a signed certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Section 906 Certificates"). A copy of the Section 906 Certificates of each of Messrs. Idol and Parsons is attached hereto as Exhibits
99.1 and 99.1, respectively.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 2002

                                         KASPER A.S.L., LTD.

                                         By: /s/ Joseph B. Parsons
                                             ----------------------------------
                                         Name: Joseph B. Parsons
                                         Title: Executive Vice President -
                                                 Chief Financial Officer












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
                                  EXHIBIT INDEX


Exhibit No.                           Document Description
-----------                           --------------------

   99 Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.















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